Exhibit 10.1

Certain information in this document has been omitted where

indicated by [***].

APPROVED	Tesla, Inc.	Purchase Order
	45500 Fremont Blvd Fremont,CA	PO #: 5101163938
	94538	Last Release Date: 2025-December-02
REVISED: (1) on 2025-December-02

Vendor	Ship To

Supplier Code : 249363 BOXABL Inc 5345 E N Belt Rd Las Vegas, NV 89115 US Contact: Abraham Minto Phone: [***] Email: [***]	Tesla, Inc. [***] Requestor /Contact: [***] Email: [***] Phone#: [***]

Terms & Payment	Bill To
INCO TERMS: [***]
PAYMENT Net due in 90 days TERMS:	Please, submit all invoices through company’s selected e-invoicing channel and ensure your invoice reflects the correct Tesla Entity Name/Address/VAT number which can be found at the top of this PO. If you have not selected an e-invoicing channel, contact [***].

Line #	Tesla Part Number	Description	Asset	Detail# / Sub Assembly	Qty	UM	Due Date	Unit Price Tax (USD) Charged Supplier		by	Rcvd Qty	Status	Total (USD)
10		R&D - Micromenity	FA30000976 524		[***]	EA	[***]	1.00	No		0.00	Open	[***]
30		Micromenity	FA30000976 524		[***]	EA	[***]	1.00	No		0.00	Open	[***]
													[***]65

Certain information in this document has been omitted where

indicated by [***].

Acknowledgment of General Terms and Conditions

By accepting or beginning performance under this Purchase Order (PO), Vendor hereby agrees that Tesla’s General Terms, which are attached to this document or, if applicable, the signed master agreement then in effect between Vendor and Tesla, shall apply and govern all PO(s). Vendor hereby acknowledges receipt of a copy of Tesla’s General Terms and hereby consents to the application of all terms contained therein, including but not limited to terms related to liabilities. Furthermore, each Party acknowledges the existence of the standard terms of sale and/or purchase promulgated by Vendor, as amended from time to time (“Vendor’s Standard Terms”). The Parties hereby agree that (i) the Vendor’s Standard Terms will have no force or effect in connection with the Contract, and (ii) the Vendor’s Standard Terms are hereby rejected by the Parties for the purposes of determining rights and duties of the Parties in any future purchase and sales transaction and under the Contract. Upon acceptance, this PO will create a binding PO solely between the Vendor and the Tesla entity which issued the PO.

The US federal tax ID number for Tesla, Inc. is 91-2197729.

Buyer /Contact: [***]

Email: [***];

Certain information in this document has been omitted where

indicated by [***].

[***]

(a) [

Certain information in this document has been omitted where

indicated by [***].

PO #5101163938

APPROVED WORK ORDER NO. 1.00 “Micromenity”

[***]Superchargers

1.	Introduction. This Work Order (“Work Order” or “WO”) is issued under and pursuant to the Master Services Agreement by and between Tesla, Inc. (“Tesla”) and BOXABL Inc (“Contractor”) dated October 13th, 2025 (“Agreement”). Capitalized terms used but not defined in this Work Order will have the meanings given them in the Agreement. Any references to “Contractor” set forth in this Agreement shall also refer to “Supplier” if such term is used in the Agreement. The Term of this Work Order shall be from 11/11/2025 (the “Effective Date”) through project completion.

2.	Services and Performance Measurement:

a.	Contractor shall furnish and provide without limitation, all labor, materials, supervision, equipment, machinery, tools, and services (other than such as are specifically required by this Contract to be furnished by Tesla) which are necessary for the satisfactory completion of the following work (the “Work”) described in the mutually agreed upon Scope of Work and in accordance with the RFP, Agreement, & all other associated attachments/exhibit(s) referred to below:

Exhibit A	Scope of Work and Cost Breakdown: Contractor will perform the following Work pursuant to this Work order.
Exhibit B	Plans and Specifications
Exhibit C	No Po, No Pay Policy

3.	Work Schedule:

Contractor will perform the Work pursuant to the Schedule set forth in exhibit C.

From the Effective Date of this Work Order until successful completion of the Work, at Tesla’s request, Contractor shall provide weekly written updates to Tesla describing the Work completed to date and a comparison of costs incurred versus budgeted amounts and providing an updated Work Schedule for the remainder of the Work, including the anticipated date of completion of the Work.

Tesla shall have the right within the Scope of the Work and without notice to any surety or sureties of the Contractor, to make changes in the Work pursuant to a written change order (“Change Order”), either by altering the nature of the same or by adding to or deducting from it as more specifically set forth in the Agreement.

3.1	- Main Project Milestones:

Start: Upon WO execution

End: [***]

4.	Charges. With reference to Section 4 (Charges) under a Master Services Agreement or Article 7 (Compensation and Payment) of the Attachment C to the Construction Agreement (GENERAL TERMS & CONDITIONS), Tesla will pay Contractor for performance of the Services under this Work Order as follows:

a. The amount of this Work Order is ([***]) in USD.

FOR SCOPE OF WORK TO BE PERFORMED:

With reference to the Charges and/or Compensation and Payment section of the Agreement, Tesla will pay the Contractor for the performance of Work specified herein as (Lump Sum) [***]. Contractor is responsible for notifying Tesla when scope has reached 80% of the above-mentioned amount and in no event shall Contractor exceed Work Order value.

Lump Sum: Funding released in this work order is lump sum value of [***].

PO Lines Released/Modified on this PO:

PO #	PO Line	PO Line Note	Released/Modified on this PO:	New Value (Previously Released + Modification)
5101163938	10	R&D - Micromenity	[***]	[***]
5101163938	30	Micromenity	[***]	[***]
Total			[***]	[***]

In no event shall Contractor exceed WO Value. Contractor is not obligated to proceed with the Work beyond such point until Owner has increased the not to exceed amount.

5.	Additional Services. Tesla may request additional services after the Effective Date. Unless otherwise agreed by the Parties in writing, the fees for such services will be calculated by multiplying the Productive Hours by the applicable agreed billing rates set forth in the Contractor Rate Card.

6.	Facilities. If applicable, Contractor will perform the Services under this Work Order at or from the following facilities:

a. Project Site: ([***])

7.	Invoicing and Payment. Invoicing and payment shall be per the terms set forth in the Agreement. Tesla will pay undisputed invoices in good faith as per (a) the agreement, less a retainage of 5% or (b) Final Completion, in each case together with invoices and final unconditional lien waivers from Contractor and all subcontractors.
8.	Adjustment of Capabilities:

Key Contractor/Supplier Positions: With reference to Section 3.2 (Key Contractor/Supplier Positions) of the Master Services Agreement and/or Section 3.02.7 (Key Personnel) of the Attachment C to the Construction Agreement (GENERAL TERMS & CONDITIONS), the Key Contractor/Supplier Positions or Key Personnel, as applicable, for purposes of this Work Order, if any, are: N/A

9.	Service-Specific Terms and Conditions. Annexes or additional documents attached hereto set forth additional terms and conditions which may apply for purposes of this Work Order, if and to the extent applicable to the Services to be performed hereunder.

Contractor to comply with formalized Standby & Report Policy.

Intending to be legally bound, each of the undersigned parties has caused its duly authorized representative to execute this Approved Work Order as of the date last entered below.

Tesla Entity:		Contractor

By:	By:
Printed:	Printed:
Title:	Title:
Date:	Date:

	Company:	Boxabl
	Address:	5345 E North Belt Road, Las Vegas NV 89115

Exhibit A

Scope of Work and Cost Breakdown

-	This PO is for a comprehensive package for one Micromenity building, including: (1) A one-time R&D fee to develop the concept and basis of design for permit-ready plans ([***]); (2)Site-specific engineering, including foundation design tailored to geotech reports ([***] for the [***]site); and (3) Construction of one pilot unit with full division breakdowns, incorporating value engineering resulting in a unit subtotal of [***]. This includes all direct costs, [***]% contingency, [***]% insurance, [***]% markup, and taxes, with inclusions like internal fixtures, cable pathways, and on-site installation support.

Exhibit B

Plans and Specifications

[***]

Exhibit C

No PO No Pay Policy

[***]

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